Supplement dated November 26, 2018
to the Statement of Additional Information (SAI), dated May 1, 2018, as supplemented, for the following funds:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Global Bond Fund
CTIVP SM - T. Rowe Price Large Cap Value Fund
Effective immediately, the Fund's name with respect to Columbia Variable Portfolio - Global Bond Fund is changed to Columbia Variable Portfolio - Global Strategic Income Fund. Accordingly, all references in the SAI to Columbia Variable Portfolio - Global Bond Fund are hereby deleted and replaced with Columbia Variable Portfolio - Global Strategic Income Fund.
Effective immediately, the information under the subsection, "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section with respect to VP – Global Strategic Income Fund is hereby superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2017, unless otherwise noted
VP – Global Strategic Income Fund	Gene Tannuzzo	16 RICs 3 PIVs 1 other account	$20.70 billion $1.30 billion $606.10 million	None	Columbia Management	Columbia Management
	Ryan Staszewski(l)	10 PIVs 8 other accounts	$4.59 billion $2.69 billion	None	Threadneedle	Threadneedle
	Tim Jagger(l)	None	None	None	Threadneedle	Threadneedle
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(l)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of September 30, 2018.
The rest of the section remains the same.
Effective immediately, the information in the "Subadvisers Subadvisory and Sub-Subadvisory Agreement Fee Schedules" table under the subsection "Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements" with respect to VP – T. Rowe Price Large Cap Value Fund is hereby superseded and replaced with the following:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule
VP – T. Rowe Price Large Cap Value Fund	T. Rowe Price (effective November 14, 2016)	J	0.475% on the first $50 million, declining to 0.250% on all assets as asset levels increase(g)
(g)	Effective November 1, 2018, the subadvisory fee schedule changed resulting in a fee rate decrease for all asset levels.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-319 A (11/18)